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                                                                     Exhibit 4.1



     TEMPORARY CERTIFICATE-EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE
                            WHEN READY FOR DELIVERY


                                                                   COMMON STOCK

                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                                             CUSIP


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                              LaBranche & Co Inc.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



THIS CERTIFIES THAT








IS THE OWNER OF

   FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH OF THE
                                COMMON STOCK OF

                              LaBranche & Co Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



Dated:


        SECRETARY                                            PRESIDENT

COUNTERSIGNED AND REGISTERED:
FirStar
TRANSFER AGENT
AND REGISTRAR,

BY


AUTHORIZED OFFICER

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     The Corporation will furnish without charge to each stockholder who so requests a statement of the number of shares constituting each class or series of stock and the designation thereof, and a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM   -   as tenants in common
         TEN ENT   -   as tenants by the entireties
         JT TEN    -   as joint tenants with right of
                       survivorship and not as tenants
                       in common


UNIF GIFT MIN ACT  -   ................... Custodian ..........................
                       (Cust)                                           (Minor)
                       under Uniform Gifts to Minors
                       Act ....................................................
                                           (State)

    Additional abbreviations may also be used though not in the above list.



For value received,____________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------

----------------------------------------



-------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_____________________________________________
_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -------------------

                      NOTICE:
                             --------------------------------------------------
                             THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:


----------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



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